Supplement dated June 14, 2012
to the

PineBridge Mutual Funds

Prospectus dated March 30, 2012 and
Statement of Additional Information dated March 30, 2012

PineBridge Investments LLC (the “Adviser”), the investment adviser to the PineBridge US 25 Equity Fund and PineBridge Merger Arbitrage Fund (each a “Fund” and together, the “Funds”), has recommended that, in light of the Funds’ size and limited prospects for future growth, the Funds be liquidated.  Accordingly, the Funds’ Board of Trustees has adopted a plan of liquidation and termination for the Funds.  Please note that the Funds will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on August 13, 2012.  You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another PineBridge Fund, before that date.

After June 14, 2012, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares, except that the Funds will continue to accept purchases pursuant to retirement plans or automatic investment plans, and purchases made through reinvestment of dividends and other distributions, if any, through the close of business (4:00 p.m. Eastern Time) on August 12, 2012.  Prior to August 13, 2012, the Adviser will begin an orderly transition of each Fund’s portfolio to cash and cash equivalents and the Funds will thereafter no longer be pursuing their respective investment objectives.  Shareholders of the Funds may redeem or exchange their investments as described in the Funds’ combined Prospectus.  Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) August 13, 2012, will automatically be redeemed and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

If shares are held in a qualified retirement account such as an individual retirement account (an “IRA”), the distribution of the liquidation proceeds should not be subject to current income taxation. If you hold your shares in an IRA that will be closed or terminated as a result of your Fund’s liquidation and resulting redemption of your shares and you intend to “roll over” that IRA into another IRA, you have 60 days from the date you receive your liquidation proceeds to complete the rollover to avoid being taxed on the distribution and maintain the tax-deferred status of the investment (but only if you roll over the entire proceeds).  You must notify the Funds’ transfer agent at 1-800-426-9157 prior to August 8, 2012, of your intent to rollover to avoid the withholding of tax from your liquidation proceeds.

You should consult with your tax advisor on the consequences of the liquidation to you.  Checks will be issued to all shareholders of record as of the close of business on August 13, 2012.

Please contact the Funds at 1-800-426-9157 if you have any questions.

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Please retain this supplement for future reference.